                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 5, 2000


                             ADVANCE PARADIGM, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-21447                75-2493381
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)


  5215 N. O'Connor Suite #1600, Irving, Tx                 75039
 (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:   (972) 830-6199


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         This Form 8-K/A is being filed to amend the Form 8-K filed on July 19, 2000 by Advance Paradigm, Inc. (the "Company") to include the financial statements and pro forma financial information referred to in Item 7 below relating to the acquisition of First Florida International Holdings, Inc., Phoenix Communications International, Inc., Innovative Pharmaceutical Strategies, Inc., HMN Health Services, Inc. and Mature Rx Plus of Nevada, Inc. (the "Acquired Companies") pursuant to an Agreement and Plan of Merger and Reorganization, dated July 5, 2000 (the "Merger Agreement").


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following financial statements and unaudited pro forma condensed combined financial information are being provided in accordance with the instructions to this item.

         (a) Financial Statements of Businesses Acquired.

             The financial statements of FFI are submitted herewith as Exhibit 99.1

         (b) Unaudited Interim Financial Statements of Businesses Acquired

             The Unaudited Interim Financial statements are submitted herewith as Exhibit 99.1

         (c) Pro Forma Financial Information.

             The Unaudited Pro Forma Condensed Combined Financial Statements are submitted herewith as Exhibit 99.1

         (d) Exhibits.

         Exhibits required by Item 601 of Regulation S-K:

         Exhibit No.    Exhibit
         -----------    -------
            2.1*        Agreement and Plan of Merger and Reorganization, dated
                        July 5, 2000

            23.1        Consent of Independent Public Accountants

            99.1 Audited financial statements of FFI Health Services as of March 31, 2000, and for the year then ended, and as of June 30, 2000, and for the three months ended June
                        30, 2000, and certain unaudited Pro Forma financial data.


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*    Incorporated by reference to the Company's Form 8-K filed with the
     Securities and Exchange Commission on July 19, 2000.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCE PARADIGM, INC.

Date: September 18, 2000                By: /s/ DAVID D. HALBERT
                                           -------------------------------------
                                        Name:   David D. Halbert
                                             -----------------------------------
                                        Title:  Chief Executive Officer/Chairman
                                              ----------------------------------
                                                of the Board
                                              ----------------------------------

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
  2.1*                  Agreement and Plan of Merger and Reorganization, dated
                        July 5, 2000

  23.1                  Consent of Independent Public Accountants

  99.1 Audited financial statements of FFI Health Services as of March 31, 2000, and for the year then ended, and as of June 30, 2000, and for the three months ended June
                        30, 2000, and certain unaudited Pro Forma financial data.


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*    Incorporated by reference to the Company's Form 8-K filed with the
     Securities and Exchange Commission on July 19, 2000.